                                                                    EXHIBIT 99.3

                   AMENDMENT NO. 2 TO ASSET PURCHASE AGREEMENT

                  This Amendment No. 2 (the "Amendment"), dated as of September 4, 2003, has been entered into between the signatories hereto for the purpose of amending the Asset Purchase Agreement, dated as of June 30, 2003, between The Top-Flite Golf Company (f/k/a Spalding Sports Worldwide, Inc.) and Callaway Golf Company, as amended (the "Asset Purchase Agreement"). Initially capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement.

1.       Amendments.

         1.1 Section 1.1(d) of the Asset Purchase Agreement ("Assets to be Transferred") shall be amended by deleting the phrase "all Assigned Current Receivables;" and replacing such phrase with "all Assigned Receivables".

         1.2 Section 1.3 of the Asset Purchase Agreement ("Assumed Liabilities") shall be amended as follows:

                  1.2.1    Deleting the word "and" at the end of Section 1.3(f).

                  1.2.2 Deleting the period at the end of Section 1.3(g) and replacing it with a semicolon in its stead.

                  1.2.3    Adding the following as Section 1.3(h):

                  "(h)     all severance costs payable by the Seller to the
Chief Executive Officer of the Seller pursuant to the employment contract between the Seller and the Chief Executive Officer up to $1,400,000."

                  1.2.4    Adding the following as Section 1.3(i):

                  "(i)     all amounts payable to Contract Employees pursuant to
the Seller's Key Employee Retention Plan filed with the Bankruptcy Court, which amount shall not exceed $2,073,000, in the aggregate; and"

                  1.2.5    Adding the following as Section 1.3(j):

                  "(j)     the principal outstanding and all liabilities and
obligations, including interest, payable on or after June 18, 2003 under the Mass Development Loan."

         1.3 Section 1.5 of the Asset Purchase Agreement ("Purchase Price; Allocation of Purchase Price") shall be amended as follows:

                  1.3.1 Amending and restating Section 1.5(a) of the Asset Purchase Agreement to read as follows:

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                  "(a)     Subject to the terms and conditions hereof, in
reliance upon the representations and warranties of the Seller and the covenants of the Seller herein set forth, and as consideration for the sale and purchase of the Assets, at the Closing, the Purchaser shall assume the Assumed Liabilities and shall tender the Purchase Price. On the Closing Date, the "Purchase Price" shall be the sum of: (i) the Closing Cash Payment (defined in subparagraph (b) below); plus (ii) the Indemnity Deposit. The Purchase Price shall be adjusted after the Closing Date if, and to the extent, that (x) the Purchaser is required to remit to the Seller an amount in cash pursuant to
Section 1.6(d) or (y) the Purchaser is entitled to an amount in cash from the Indemnity Deposit pursuant to Section 1.6(d)."

                  1.3.2 Amending and restating Section 1.5(b) of the Asset Purchase Agreement to read as follows:

                  "(b)     The Closing Cash Payment shall be paid by the
Purchaser to the Seller at the Closing as provided in Section 1.10(a). The "Closing Cash Payment" shall initially be ONE HUNDRED SIXTY NINE MILLION TWO HUNDRED NINETY FOUR THOUSAND ($169,294,000) minus the Indemnity Deposit. The amount of the Closing Cash Payment required to be paid by the Purchaser to the Seller at the Closing shall be reduced, if necessary, in accordance with Sections 1.6(a), 1.7(a)(i) and 1.7(a)(iv)."

                  1.3.3 Deleting Section 1.5(d) in its entirety and replacing it with "(d) [Intentionally omitted.]".

                  1.3.4 Deleting Section 1.5(e) in its entirety and replacing it with "(e) [Intentionally Omitted.].

                  1.3.5 Amending and restating Section 1.5(f) of the Asset Purchase Agreement to read as follows:

                  "(f)     The Signing Bonuses shall be paid by the Purchaser
promptly after the Closing to all employees (including the Chief Executive Officer of the Seller) entitled thereto."

         1.4 Section 1.6(a) of the Asset Purchase Agreement ("Assigned Inventory Adjustment") shall be amended as follows:

                  "(a)     Not later than five (5) Business Days preceding the
Closing Date, the Seller shall in good faith prepare, or cause to be prepared, and deliver to the Purchaser a certificate signed by the chief financial officer (or such other Person serving in a similar capacity) of the Seller setting forth its estimate of the Deemed Closing Date Inventory Value of the Assigned Inventory (expressed in United States dollars) as of the close of business on the Closing Date (the "Target Inventory") without giving effect to the consummation of any of the transactions contemplated hereby (the "Target Inventory Statement"). On the Closing Date, the Closing Cash Payment shall be adjusted as follows: (i) if the amount of the Target Inventory set forth in the Target Inventory

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Statement plus the Deemed Closing Date A/R Value of the Accounts Receivable is
equal to $97,433,000, there shall be no adjustment to the Closing Cash Payment based on the amount of the Target Inventory and the Accounts Receivable; (ii) if the amount of the Target Inventory set forth in the Target Inventory Statement plus the Deemed Closing Date A/R Value of the Accounts Receivable is less than $97,433,000, the Purchaser shall reduce the Closing Cash Payment (and, accordingly, the amount paid at Closing) by the amount of such deficiency; (iii) if the amount of the Target Inventory set forth in the Target Inventory Statement plus the Deemed Closing Date A/R Value of the Accounts Receivable is greater than $97,433,000 but less than or equal to $101,592,000, the Purchaser shall increase the Closing Cash Payment (and, accordingly, the amount paid at Closing) by the amount of such excess up to an amount equal to $4,159,000; and
(iv) if the amount of the Target Inventory set forth in the Target Inventory Statement plus the Deemed Closing Date A/R Value of the Accounts Receivable is greater than $101,592,000, the Seller shall retain the Retained Receivables pursuant to Section 1.7 below. If the Target Inventory exceeds $46,039,000, it shall be deemed for purposes of this Section 1.6(a) to equal $46,039,000 notwithstanding such excess. The Seller shall cause there to be sufficient Inventory as of the Closing Date so that the Deemed Closing Date Inventory Value is at least $36,039,000."

         1.5 Section 1.6(d) of the Asset Purchase Agreement shall be amended by replacing all references to the number "$43,650,000" with the number "$46,039,000".

         1.6 Section 1.7 of the Asset Purchase Agreement ("Accounts Receivable") shall be amended as follows:

                  1.6.1 Amending Section 1.7(a) of the Asset Purchase Agreement ("Assigned Current Receivables") as follows:

                  1.6.1.1 Deleting the word "Current" from the heading so that the heading shall read "(a) Assigned Receivables").

                  1.6.1.2 Replacing the reference to the number "$90,000,000" in Section 1.7(a)(i) with the number "$101,592,000".

                  1.6.1.3 Replacing the first two references to the words "Current Receivables" in Section 1.7(a)(i) with the words "Accounts Receivable".

                  1.6.1.4 Replacing the references to the phrase "Assigned Current Receivables" with the words "Assigned Receivables".

                  1.6.1.5 Replacing the first reference to the words "Current Receivables" in the second sentence of Section 1.7(a)(i) with the words "Accounts Receivable".

                  1.6.2 Deleting Section 1.7(a)(ii) in its entirety and replacing it with "[Intentionally omitted.]".
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                  1.6.3    Deleting Section 1.7(a)(iii) in its entirety and
replacing it with "[Intentionally omitted.]".

                  1.6.4 Amending and restating Section 1.7(a)(iv) of the Asset Purchase Agreement to read as follows:

                  "(iv) Not later than five (5) Business Days preceding the Closing Date, the Seller shall in good faith prepare, or cause to be prepared, and deliver to the Purchaser a certificate signed by the Chief Financial Officer (or such other Person serving in a similar capacity) of the Seller setting forth a reconciliation between the Deemed Closing Date A/R Value of the Assigned Receivables and the Deemed Closing Date A/R Value of the Assigned Receivables less the amount of "A&P" (which pertains solely to co-op advertising and other similar promotional items that are generally dilutive to such Assigned Receivables and which shall be determined on the same basis as "A&P" is determined in the Financial Statements) as of the Closing Date that are deductible from the Assigned Receivables (the "A/R Reconciliation"). If the A/R Reconciliation, as determined by the Seller and the Purchaser, (A) is equal to or greater than $3,540,000 and equal to or less than $3,740,000, there shall be no adjustment to the Purchase Price; (B) is greater than $3,740,000, the Purchaser shall reduce the Purchase Price (and accordingly the Closing Cash Payment) by an amount equal to such excess; and (C) is less than $3,540,000, the Purchaser shall increase the Purchase Price (and accordingly the Closing Cash Payment) by the amount of such deficiency."

                  1.6.5 Adding a new Section 1.7(a)(v) to the Asset Purchase Agreement which shall read as follows:

                  "(v) Subject to indemnification for breaches of representations and warranties under Article VIII herein, the parties acknowledge and agree that there shall be no adjustment to the Purchase Price and the Closing Cash Payment with respect to the Accounts Receivable or A/R Reconciliation other than as set forth in this Section 1.7."

                  1.7 Section 1.7(d) of the Asset Purchase Agreement ("Returns") shall be amended and restated as follows:

                  "(d) Returns. The Purchaser shall accept all goods sold by each of the Seller and the Foreign Subsidiaries prior to the Closing and returned to the Purchaser (the "Returned Goods"). For any Returned Goods returned to the Purchaser after the Closing Date and for which a customer took an allowance or credit on an Assigned Receivable, no adjustments shall be made. For any Returned Goods returned to the Purchaser after the Closing Date and for which a customer took an allowance or a credit on a Retained Receivable, upon the Purchaser's receipt of such Returned Goods, the Purchaser shall pay the Seller the value of such Returned Goods, which shall be determined in the same manner as set forth in the definition of Deemed Closing Date Inventory Value."

                  1.8 Section 1.9 of the Asset Purchase Agreement ("Closing Deliveries by the Seller") shall be amended as follows:

                  1.8.1 Deleting Section 1.9(d) in its entirety and replacing it with "(d) [Intentionally omitted.].".

                  1.8.2    Deleting the word "and" at the end of Section 1.9(g).

                  1.8.3 Deleting Section 1.9(h) in its entirety and replacing it with "(h) [Intentionally omitted]; and" in its stead.

                  1.8.4    Adding the following as Section 1.9(i):

                  "(i) executed counterparts of the Transition Services Agreement."

         1.9 Section 1.10 of the Asset Purchase Agreement ("Closing Deliveries by the Purchaser") shall be amended as follows:

                  1.9.1 Deleting Section 1.10(e) in its entirety and replacing it with "(e) [Intentionally omitted.]".

                  1.9.2 Deleting Section 1.10(c) in its entirety and replacing it with "(c) [Intentionally omitted.]".

                  1.9.3    Deleting the word "and" at the end of Section
1.10(e).

                  1.9.4 Deleting the period at the end of Section 1.10(f) and replacing it with "; and" in its stead.

                  1.9.5    Adding the following as Section 1.10(g):

                  "(g) executed counterparts of the Transition Services Agreement."

         1.10 Section 2.17(b) of the Asset Purchase Agreement ("Employee Benefit Plans") shall be amended as follows:

                  1.10.1 Inserting the phrase "As of the date hereof," as the first words of such Section.

                  1.10.2 Replacing the capital "T" in the first word of the second sentence with a lower case "t", so that the word reads as "to".

                  1.10.3 Inserting the phrase "As of the date hereof," as the first words of the second sentence of such Section.

         1.11 Section 4.8 of the Asset Purchase Agreement ("Employee Matters") shall be amended by amending and restating Section 4.8(a) as follows:

                  "(a)     From and after the date of this Agreement, the
                  Purchaser, or any of its Affiliates, in their sole and absolute discretion and after consulting the management of the Seller, may: (i) communicate with any of the Seller's or the Subsidiaries' current employees about possible employment with the Purchaser after the Closing Date; and/or (ii) offer employment to any of the Seller's or the Subsidiaries' employees as of the Closing Date on terms and conditions which are generally comparable to those applicable to similarly situated employees of the Purchaser; provided, that each employee of the Seller set forth on Schedule 4.8 (the "Contract Employees") shall be offered employment on terms and conditions so that the Seller shall not incur any severance or other similar payment obligations to such Contract Employees. The Purchaser shall make offers of employment to all of the Seller's and the Subsidiaries' active employees on the Closing Date, other than the Chief Executive Officer of the Seller. Those employees that accept the Purchaser's offer of employment and become employed by the Purchaser are referred to in this Agreement as "Transferred Employees," as of the Closing Date. Subject to the rights of the Contract Employees after the Closing Date, nothing contained herein shall require the Purchaser to provide any specific form of benefit or inhibit the Purchaser's ability to establish, amend or terminate any employee benefit plan of the Purchaser following the Closing. All employment offers are subject to the satisfactory completion by the Purchaser of its customary employment interview, background checks and drug testing procedures. Subject to the rights of the Contract Employees after the Closing Date, nothing in this Agreement shall prevent the Purchaser from terminating the employment of any Transferred Employee at any time."

         1.12 Section 4.14 of the Asset Purchase Agreement ("Cure Costs") shall be amended and restated as follows:

                  "4.14 Cure Costs. The Seller shall be exclusively responsible for payment of all Cure Costs, other than (i) the Straddle Period Accruals or
(ii) as otherwise specified in this Agreement."

         1.13 The Asset Purchase Agreement shall be amended to add the following Section 4.19 ("Transition Services Agreement"):

                  "4.19 Transition Services Agreement. The Seller and the Purchaser shall negotiate in good faith and shall execute a transition services agreement substantially in the form attached as Exhibit K hereto (the "Transition Services Agreement")."

         1.14 The Asset Purchase Agreement shall be amended to add the following Section 4.20 ("Etonic Releases"):

                  "4.20 Etonic Releases. The Seller shall use commercially reasonable efforts to obtain, from the distributors that are parties to Assumed Contracts providing for the distribution of Etonic branded products by such distributors, releases or other modifications with regard to such Assumed Contracts to the effect that the Seller shall not incur any liability by reason of failure to provide such distributors with Etonic branded products."

         1.15 Section 8.1 of the Asset Purchase Agreement ("Indemnification by the Seller") shall be amended as follows:

                  1.15.1 Deleting Section 8.1(d) of the Asset Purchase Agreement in its entirety and replacing it with "(d) [Intentionally omitted];".

                  1.15.2 Deleting Section 8.1(e) of the Asset Purchase Agreement in its entirety and replacing it with "(e) [Intentionally omitted];".

         1.16 Section 8.2(b) of the Asset Purchase Agreement shall be amended by deleting the references to Sections 8.1 "(d), (e),".

         1.17 Section 8.3 of the Asset Purchase Agreement ("Indemnification by the Purchaser") shall be amended as follows:

                  1.17.1 Deleting the word "and" at the end of Section 8.3(c).

                  1.17.2 Deleting the period at the end of Section 8.3(d) and replacing it with "; and" in its stead.

                  1.17.3 Adding a new Section 8.3(e), which shall read as follows:

                           "any severance or other similar payments required to be paid by the Seller to any employee as a result of the consummation of the transactions contemplated hereby, including the Contract Employees and the Transferred Employees."

         1.18 Section 8.4 of the Asset Purchase Agreement ("Purchaser's Limitations") shall be amended by adding the following after the words "Section 8.3(d)" in the fifth line of Section 8.4(b):

                  "and 8.3(e)"

         1.19 Section 9.1(a) of the Asset Purchase Agreement ("Certain Definitions") shall be amended as follows:

                  1.19.1 Deleting the definition of "Current Receivables Deposit" in its entirety.

                  1.19.2 Deleting the definition of "Current Receivables Escrow Account" in its entirety.

                  1.19.3 Amending and restating the definition of "Deemed Closing Date A/R Value" as follows:

                  `"DEEMED CLOSING DATE A/R VALUE' means the gross asset value of the Accounts Receivable, or any subset thereof (where applicable), as of the Closing Date, excluding all reserves but otherwise determined in accordance with the same method of valuation as that used in the Financial Statements and the books and records of the Seller consistent with past practices. For the avoidance of doubt, the Deemed Closing Date A/R Value shall not include "A&P" (which pertains solely to co-op advertising and other similar promotional items that are generally dilutive to such Assigned Receivables and which shall be determined on the same basis as "A&P" is determined in the Financial Statements)."

                  1.19.4 Amending and restating the definition of "Deemed Closing Date Inventory Value" as follows:

                  `"DEEMED CLOSING DATE INVENTORY VALUE' means the consolidated standard cost, including both the variable and fixed overhead, of the Inventory, excluding all intercompany profit, all reserves and the excess, if any, of (x) capitalized variances over (y) $1,139,000, but otherwise determined in accordance with the same method of valuation as that used in the Financial Statements and the books and records of Seller."

                  1.19.5 Amending the definition of "Indemnity Deposit" as follows:

                           1.19.5.1 Deleting the number "$12,500,000" in the
first line of such definition and replacing it with "$8,000,000".

                           1.19.5.2 Deleting the number "$6,250,000" in the
sixth line of such definition and replacing it with "$4,000,000".

                  1.19.6 Deleting the definition of "Infiniti Settlement Agreement" in its entirety.

                  1.19.7 Amending and restating the definition of "Retained Receivables" to read as follows:

                  `"RETAINED RECEIVABLES' means all Retained Current Receivables and all Accounts Receivable of the Seller that relate primarily to the Excluded Operations."

                  1.19.8 Amending and restating the definition of "Signing Bonuses" to read as follows:

                  "'SIGNING BONUSES' means payments due under the Seller's Retention Bonus Program and which shall be made promptly following the Closing pursuant to Section 1.5(f) herein to those employees set forth on Schedule 1.5(f) in the amount set forth on such Schedule opposite the name of each person listed thereon.

                  1.19.9 Adding the following definition alphabetically:

                  `"MASS DEVELOPMENT LOAN' means the Loan Agreement, dated as of February 18, 1998, by and between Spalding & Evenflo Companies, Inc. and Government Land Bank, as amended."

                  1.19.10 Adding the following definition alphabetically:

                  "'STRADDLE PERIOD ACCRUALS' means all required payments earned under the Tour Contracts prior to the Closing Date and not yet paid by the Seller, including, without limitation, win bonuses and the pro rata portion of any base compensation."

                  1.19.11 Adding the following definition alphabetically:

                  "'TOUR CONTRACT' means the Contracts listed on Schedule 1.5(e) hereto

                  1.19.12 Deleting the reference to "Assigned Current Receivables" in the chart of definitions and replacing such reference with "Assigned Receivables".

                  1.19.13 Deleting the reference to "Current Receivables Deficiency" in the chart of definitions.

         1.20 Schedule 1.1(a) to the Asset Purchase Agreement ("Subsidiary Assets") shall be amended by adding the Foreign Subsidiary employees set forth on Exhibit A hereto.

         1.21 Schedule 1.1(b) to the Asset Purchase Agreement ("Assumed Contracts") shall be amended by deleting the Assumed Contracts set forth on Exhibit B hereto.

         1.22 Schedule 1.1(b) to the Asset Purchase Agreement ("Assumed Contracts") shall be amended by adding the following Assumed Contracts to such Schedule, for which the Purchaser shall pay any Cure Costs associated with the assumption of such Contracts:

                  (a) Consulting agreement of Brent Everson;

                  (b) Bank of America/Colonial Tour Event Joint Promotion Agreement dated October 16, 2002; and

                  (c) Authorized Manufacturers Agreement, dated July 25, 2003, by and between the Seller and the Collegiate Licensing Company.

                  1.23 Schedule 1.5(f) to the Asset Purchase Agreement shall be deleted in its entirety and replaced with Exhibit C attached hereto.

2. No Further Amendments. Except as amended herein, the Asset Purchase Agreement will remain unchanged and in full force and effect.

3. Articles and Sections. The Article and Section headings in this Amendment are for reference only and shall not affect the interpretation of this Amendment.

4. Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, of the parties hereto.

                  [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                             CALLAWAY GOLF COMPANY

                             By:  /s/ Ronald A. Drapeau
                                  ---------------------------------------------
                                  Name: Ronald A. Drapeau
                                  Title: Chairman of the Board,
                                         President and Chief Executive Officer

                             THE TOP-FLITE GOLF COMPANY
                             (f/k/a SPALDING SPORTS WORLDWIDE, INC.)

                             By:  /s/ James R. Craigie
                                  ----------------------------------------------
                                  Name: James R. Craigie
                                  Title: President & CEO

                                                                       EXHIBIT A

                                SUBSIDIARY ASSETS

                                     [TABLE]

                                                                       EXHIBIT B

                                ASSUMED CONTRACTS

1. The rights of Seller under the proviso set forth in Section 4.7 of the ETONIC APA.

2. Agreement, dated November 1, 1999, between Caraustar and Spalding Sports Worldwide, Inc.

3. Letter, dated August 28, 2002, from KSL Media to Spalding Sports Worldwide, Inc.

4. Service Agreement, dated as of December 30, 1998, between Distribution Data Incorporated and Spalding Sports Worldwide, Inc.

5. Strategic Alliance Agreement, dated as of October 1, 2000, between Spalding Sports Worldwide, Inc. and Endo Manufacturing Co., Ltd.

6. Carrier Agreement, dated November 18, 2002, between Spalding Sports Worldwide, Inc. and United Parcel Service of America, Inc.

7. Agreement for continuing purchase of Petrac Zinc Stearate ZN-41 between Spalding Sports Worldwide, Inc. and Ferro, dated as of March 23, 2001.

8. Agreement to Purchase dated as of January 1, 2002 between Spalding Sports Worldwide, Inc. and Sport Glove International, Inc.

9. Strategic Alliance Agreement between Packaging Corp. of America and Spalding Sports Worldwide, Inc. dated February 1, 2001.

10. Agreement for Services between Spalding Sports Worldwide, Inc. and Ondeo Nalco Company dated September 1, 2002.

11. Strategic Alliance Agreement, dated as of March 1, 2000, by and between Spalding Sports Worldwide, Inc. and E.I. du Pont de Nemours and Company.

12. Strategic Alliance Agreement between Spalding Sports Worldwide, Inc. and Star Container Corporation dated April 1, 2001.

                                                                       EXHIBIT C

                                ASSUMED CONTRACTS

                                     [TABLE]